SUPPLEMENT TO

CALVERT FIRST GOVERNMENT MONEY MARKET FUND

Prospectus (Class O, Class B and Class C) dated April 30, 2009

Date of Supplement:  June 16, 2009

The following supplements the section “Distribution and Service Fees” on page 9:

Effective July 1, 2009, CDI may pay broker/dealers service fees of up to 0.01% of the Class O average daily net assets maintained by such broker/dealers.

The following supplements the section “Minimum Account Balance/Low Balance Fee” on page 15:

Effective February 1, 2010, the minimum account balance for Calvert First Government Money Market Fund Class O shares is $2,000.